UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2006
ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (574) 267-6131
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 14, 2006 and upon the recommendation of the Corporate Governance Committee, the Board of Directors of Zimmer Holdings, Inc. (the “Company”) approved and adopted an amendment (the “Amendment”) to the Company’s Restated By-Laws (the “By-Laws”). The Amendment amends Section 2.08 of the By-Laws to change the voting standard for the election of directors from a plurality to a majority of the votes cast in uncontested elections. A “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” the director. In contested elections, where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.
     The By-Laws as amended also include a director resignation policy which will apply in the event that an incumbent director is not reelected. In such event, the director will be required to tender his or her resignation to the Board of Directors, subject to acceptance by the Board of Directors. The Corporate Governance Committee of the Board of Directors will evaluate the resignation in light of the best interests of the Company and its stockholders and will make a recommendation to the Board of Directors on whether to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the recommendation of the Corporate Governance Committee and will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. The director who tenders his or her resignation will not participate in the recommendation of the Corporate Governance Committee or the decision of the Board of Directors.
     The Amendment is effective as of September 14, 2006 and is attached hereto as Exhibit 3.1. In addition, a copy of the press release announcing the Board of Directors’ adoption of a majority voting standard for director elections is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

3.1	Amendment No. 2 to the Restated By-Laws of the Registrant

99.1	Press Release, dated September 18, 2006, issued by the Registrant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 18, 2006

ZIMMER HOLDINGS, INC.
By:	/s/ CHAD F. PHIPPS
Name:	Chad F. Phipps
Title:	Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 2 to the Restated By-Laws of the Registrant

99.1	Press Release, dated September 18, 2006, issued by the Registrant